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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 28, 2007

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-13894                 34-1807383
(State or other jurisdiction (Commission File Number)      (I.R.S. Employer
      of incorporation)                                  Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2007, Proliance International, Inc. (the "Company") entered into an Amended and Restated Loan and Security Agreement (the "Agreement"), attached as Exhibit 10.1 hereto, with Wachovia Capital Finance Corporation (New England), formerly known as Congress Financial Corporation (New England) ("Wachovia"), as
agent, the Lenders from time to time party thereto and certain Company subsidiaries including Ready Aire, Inc., Aftermarket Delaware Corporation and
Aftermarket LLC. The Agreement amended and restated the Company's existing Loan and Security Agreement with Wachovia to reflect an additional Term B loan in the amount of $8 million. This additional indebtedness is secured by substantially all of the assets of the Company, including its owned real property locations in various locations across the United States.

The Term B loan will mature in July 2009, but may be automatically extended for successive one-year terms. The Agreement added or reset certain financial covenants including (i) EBITDA for the Company and certain of its subsidiaries and (ii) capital expenditures. The Agreement does not affect the amount of
Minimum Excess Availability that the Company is required to maintain. The
Company was required to, and did, satisfy customary conditions to the Credit
Facility.

The Amendment reflects the incremental progress the Company has made to obtain a more flexible financial package and additional borrowing availability to meet its ongoing working capital needs. The Company has also committed to proceed to obtain additional debt financing from new lenders, the proceeds of which will be used to reduce the principal amount of indebtedness of the Term B loan from $8 million to $4 million and for general working capital purposes. Although the
Company anticipates these improvements with its financial package will be completed in the near future, there can be no assurance as to whether or when these discussions will materialize.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed as part of this report:

10.1 Amended and Restated Loan and Security Agreement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROLIANCE INTERNATIONAL, INC.

Date:  March 6, 2007                   By: /s/ Richard A. Wisot
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                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer